Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income
Net realized gains (losses) on redemptions and sales of gold bullion		$ 2,449
Change in unrealized gains (losses) on gold bullion	$ 763,870	368,815
Total income	763,870	371,264
Expenses
Management fees (note 8)	13,824	7,785
Bullion storage fees	1,059	1,902
Sales tax	906	563
Listing and regulatory filing fees	161	165
Unitholder reporting costs	201	180
Legal fees	235	127
Custodial fees	4	9
Administrative fees	203	215
Audit fees	130	89
Trustee fees	5	4
Independent Review Committee fees	14	11
Net foreign exchange gains (losses)	1
Total expenses	16,743	11,050
Net income (loss) and comprehensive income (loss)	$ 747,127	$ 360,214
Weighted average number of Units	274,534,061	196,451,611
Increase (decrease) in total equity from operations per Unit	$ 2.72	$ 1.83